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                                                                      EXHIBIT B

                             AMENDMENT NO. 2
                                   TO
                             RIGHTS AGREEMENT
                             ----------------

            Amendment No. 2, dated as of August 29, 1996, to Rights Agreement, dated as of August 14, 1990, as amended by Amendment No. 1 thereto, dated as of January 26, 1993, (the "Rights Agreement"), between Boatmen's Bancshares, Inc., a Missouri corporation (the "Corporation"), and Boatmen's Trust Company, a Missouri trust corporation (the "Rights Agent") (all terms not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement).

                              WITNESSETH:

            WHEREAS, the Corporation and the Rights Agent have previously entered into the Rights Agreement specifying the terms of the Rights;

            WHEREAS, Section 27 of the Rights Agreement provides that the Corporation may from time to time supplement or amend the Rights Agreement to make any provisions with respect to the Rights which the Corporation may deem necessary or desirable, any such amendment to be evidenced by a writing signed by the Corporation and the Rights Agent;

            WHEREAS, the Corporation and NationsBank Corporation, a North Carolina corporation ("Counterparty"), have entered into an Agreement and Plan of Merger, dated as of August 29, 1996 (the "Merger Agreement"), pursuant to which the Corporation would merge with and into Merger Sub, a wholly-owned subsidiary of Counterparty ("Merger Sub"), with Merger Sub as the surviving corporation in the merger (the "Merger");

            WHEREAS, in connection with the Merger Agreement, the Corporation and Counterparty have entered into a Stock Option Agreement, dated as of August 29, 1996 (the "Counterparty Stock Option Agreement"), pursuant to which the Corporation has granted to Counterparty an option (the "Counterparty Stock Option") to purchase certain of the Company's Common Shares under certain circumstances and upon certain terms and conditions;

            WHEREAS, the consummation of the transactions contemplated by the Merger Agreement would result in Counterparty owning all of the outstanding Common Shares of the Corporation and therefore becoming an Acquiring Person within the meaning of the Rights Agreement;

            WHEREAS, the consummation of the transactions contemplated by the Counterparty Stock Option Agreement might cause the Counterparty to become an Acquiring Person within the meaning of the Rights Agreement;

            WHEREAS, the Corporation wishes to amend the Rights Agreement to provide that the acquisition of Common Shares of the Corporation by Counterparty in accordance with

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the Merger Agreement or the Counterparty Stock Option Agreement will not result in Counterparty being deemed an Acquiring Person under the Rights Agreement;
and

            WHEREAS, all acts and things necessary to make this Amendment No. 2 a valid agreement according to its terms have been done and performed, and the execution and delivery of this Amendment No. 2 by the Corporation and the Rights Agent have been in all respects duly authorized by the Corporation and the Rights Agent;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

            1.    Amendment to Section 1(a).  Section 1(a) of the Rights
                  -------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

            "(a) Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares of the Corporation then outstanding, but shall not include any of the following:

                  (i) the Corporation, any Subsidiary (as such term is hereinafter defined) of the Corporation, any employee benefit plan of the Corporation or any Subsidiary of the Corporation, or any entity holding Common Shares for or pursuant to the terms of any such plan; or

                  (ii) until the termination of the Merger Agreement and the Counterparty Stock Option Agreement in accordance with their respective terms, any Counterparty Party, but only if and for so long as (A) Counterparty is in compliance with all material terms, conditions and obligations imposed upon it by the Merger Agreement and the Counterparty Stock Option Agreement and (B) no Counterparty Party is the Beneficial Owner of any Common Shares of the Corporation then outstanding other than: (u) Common Shares of the Corporation of which any Counterparty Party is or becomes the Beneficial Owner by reason of the approval, execution or delivery of the Merger Agreement or the Counterparty Stock Option Agreement or by reason of the consummation of any transaction contemplated in the Merger Agreement or the Counterparty Stock Option Agreement or both; (v) Common Shares of the Corporation of which any Counterparty Party is the Beneficial Owner on the date hereof; (w) Common Shares of the Corporation of which any Counterparty Party becomes the Beneficial Owner after the date hereof; provided, that the aggregate
                                              --------
      number of Common Shares of the Corporation which may be Beneficially Owned by the Counterparty Parties pursuant to this clause (w) shall not exceed 5% of the Common Shares of the Corporation outstanding; (x) Common Shares of the Corporation acquired in satisfaction of debts contracted prior to the date hereof by any Counterparty Party in good faith in the ordinary course of such Counterparty Party's banking business; (y) Common Shares of the Corporation held by any Counterparty Party in a bona fide
                                                                    ---- ----
      fiduciary or depository capacity; and (z) Common Shares of the Corporation owned in the ordinary course of business by either (A) an investment company registered under the Investment Company Act of 1940, as amended, or (B) an investment account, for either of which any Counterparty Party acts as investment advisor.


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Notwithstanding the foregoing, no Person shall become an "Acquiring Person"
as the result of an acquisition of Common Shares by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Corporation then outstanding; provided, however, that if a
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Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Corporation then outstanding by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional Common Shares of the Corporation, then such Person shall be deemed to be an "Acquiring Person"."

            2.    Amendment to Section 1(o).  Section 1(o) of the Rights
                  -------------------------
Agreement is hereby modified and amended to add the following sentence at the end thereof:

"Notwithstanding anything in this paragraph to the contrary, neither the execution and delivery of the Merger Agreement or the Counterparty Stock Option Agreement nor consummation of the transactions contemplated by the Merger Agreement or the Counterparty Stock Option Agreement shall be deemed to be a Trigger Event."

            3.    Additions to Section 1.  The following terms are hereby
                  ----------------------
added to Section 1 of the Rights Agreement as additional defined terms under the Rights Agreement;

           "(q)   "Counterparty" shall mean NationsBank Corporation, a North
      Carolina corporation.

           (r) "Counterparty Parties" shall mean, collectively, Counterparty and its Affiliates and Associates (including Merger Sub). "Counterparty Party" shall have a correlative meaning.

           (s) "Counterparty Stock Option Agreement" shall mean the Stock Option Agreement, dated as of August 29, 1996, between the Corporation and Counterparty.

           (t) "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of August 29, 1996, by and between the Corporation and Counterparty, as the same may be amended from time to time.

           (u) "Termination Time" shall be immediately prior to the Effective Time, as defined in the Merger Agreement."

            4.    Amendment to Section 15.  Section 15 of the Rights
                  -----------------------
Agreement is hereby modified and amended to add the following sentence at the end thereof:

"Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedies or claims under this Agreement in connection with any transactions contemplated by the Merger Agreement or the Counterparty Stock Option Agreement."

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            5.    Addition of Section 34.  A new Section 34 is added to the
                  ----------------------
Rights Agreement, to read as follows:

                  "Section 34.  Termination.  This Agreement shall terminate
                                -----------
at the Termination Time and all rights, benefits, obligations, duties and agencies created by this Agreement shall be terminated at the Termination Time. All Rights issued and outstanding shall, at the Termination Time, cease to exist and shall be terminated without any payment to any holder thereof."
            6.    Effectiveness.  This Amendment shall be deemed to be in
                  -------------
force and effective immediately prior to the execution and delivery of the Merger Agreement. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby, until the Termination Time.

            7.    Counterparts.  This Amendment No. 2 may be executed in any
                  ------------
number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            8.    Miscellaneous.  In all respects not inconsistent with the
                  -------------
terms and provisions of this Amendment No. 2, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment No. 2, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and attested on the day and year first set forth above.

                                       Boatmen's Bancshares, Inc.

                                       By: /s/ Gregory L. Curl
                                          -------------------------------------
                                           Name:_______________________________
                                           Title:______________________________

Attest:


By: /s/ James W. Kienker
   ----------------------------------
    Name:____________________________
    Title:___________________________


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                                       Boatmen's Trust Company

                                       By: /s/
                                          -------------------------------------
                                           Name:_______________________________
                                           Title:______________________________

Attest:


By: /s/
   ----------------------------------
    Name:____________________________
    Title:___________________________



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